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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- GROWTH OPPORTUNITIES FUND
SUPPLEMENT DATED FEBRUARY 17, 2006 TO PROSPECTUS DATED JULY 31, 2005


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PENDING LIQUIDATION OF THE NORTHERN GROWTH
OPPORTUNITIES FUND

The Board of Trustees has determined that it is in the best interests of the Northern Growth Opportunities Fund (the "Fund") that the Fund be liquidated and terminated on or about March 27, 2006 (the "Liquidation Date").

In connection with the pending liquidation, the Fund will discontinue accepting orders for the purchase of all classes of Fund shares or exchanges into the Fund from other Northern Funds after the close of business on February 27, 2006.

Prior to the Liquidation Date, Fund shareholders may either (1) redeem (sell) their shares or (2) exchange their shares at net asset value for shares of the same class or an equivalent class of other Northern Funds. Redemption and exchange orders should be submitted in the manner described in the Prospectus under "Account Policies and Other Information."

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal to the shareholder's interest in the net assets of the Fund.

It is anticipated that the Fund may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange of a shareholder's shares in the Fund for shares of another Northern Fund, a redemption of the shares for cash or a liquidating distribution to the shareholder on the Liquidation Date will, in each case, generally result in capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the shares and the shareholder's tax basis in the shares.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX ADVISORS CONCERNING THEIR PARTICULAR TAX SITUATIONS AND THE IMPACT THEREON OF THE LIQUIDATION OF THE FUND.

The pending liquidation may be terminated and abandoned at any time before closing by action of the Board of Trustees.



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                                     50 South LaSalle
                                     P.O. Box 75986
                                     Chicago, Illinois 60675-5986
                                     800/595-9111
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